UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2024

WESTERN DIGITAL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-08703	33-0956711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5601 Great Oaks Parkway San Jose, California	95119
(Address of Principal Executive Offices)	(Zip Code)

(408) 717-6000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	WDC	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated 2021 Long-Term Incentive Plan

Western Digital Corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) on November 20, 2024. At the Annual Meeting, as discussed below, the Company’s stockholders approved the amendment and restatement of the Western Digital Corporation 2021 Long-Term Incentive Plan (as amended and restated, the “Equity Plan”) to increase shares available for issuance under the Equity Plan by 6 million shares as described in the section entitled “Equity Plan Proposal” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 7, 2024 (the “Proxy Statement”), which section is incorporated herein by reference. The Equity Plan had been previously approved, subject to stockholder approval, by the Board of Directors of the Company on August 22, 2024.

The foregoing description and the description incorporated by reference from the Proxy Statement are qualified in their entirety by reference to the Equity Plan, a copy of which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Results of the voting at the Annual Meeting are set forth below.

Proposal 1. Election of Directors. The stockholders elected the following eight directors to hold office until the next annual meeting of stockholders and until their respective successors are duly elected and qualified. The voting results were as follows:

	For	Against	Abstain	Broker Non-Votes
Kimberly E. Alexy	273,596,741	1,289,277	326,768	35,408,426
Thomas Caulfield	266,604,247	8,276,411	332,128	35,408,426
Martin I. Cole	264,482,419	10,397,551	332,816	35,408,426
Tunç Doluca	273,857,048	1,023,614	332,124	35,408,426
David V. Goeckeler	273,899,967	1,014,316	298,503	35,408,426
Matthew E. Massengill	264,379,679	10,531,136	301,971	35,408,426
Stephanie A. Streeter	261,929,595	12,966,621	316,570	35,408,426
Miyuki Suzuki	267,290,941	7,586,525	335,320	35,408,426

Proposal 2. Advisory Vote on Named Executive Officer Compensation. The stockholders approved, on an advisory basis, the named executive officer compensation described in the Proxy Statement. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
252,266,232	22,508,052	438,502	35,408,426

Proposal 3. Approval of the Equity Plan. As described in more detail in Item 5.02 above, the stockholders approved the Equity Plan. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
262,018,906	12,920,796	273,084	35,408,426

Proposal 4. Ratification of Appointment of KPMG LLP as Independent Registered Public Accounting Firm. The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2025. The voting results were as follows:

For	Against	Abstain
297,172,112	12,489,521	959,579

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Western Digital Corporation Amended and Restated 2021 Long-Term Incentive Plan

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Western Digital Corporation
(Registrant)

	By:	/s/ Cynthia Tregillis
Date: November 25, 2024		Cynthia Tregillis
Senior Vice President, Chief Legal Officer and Secretary